Income Taxes - Income Tax Reconciliation (Details) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Federal income tax at statutory rate	$ (10,566,000)	$ (3,280,000)
State income tax, net of federal benefit	(3,042,000)	(960,000)
Permanent differences	116,000	226,000
Tax credits generated in current year	(1,617,000)	(628,000)
Valuation allowance change	15,086,000	4,506,000
Other	23,000	136,000
Total	$ 0	$ 0